Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits

24 Employee Benefits

PRC contribution plan

Full-time employees of the Company, its subsidiaries and VIEs in the PRC participate in a government-mandated multi- employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Company and its subsidiaries accrue for these benefits based on certain percentages of the employees’ salaries. The total expenses for such employee benefits were $951,330, $1,055,043 and $892,016 for the years ended December 31, 2009, 2010 and 2011, respectively.

Singapore contribution plan

A defined contribution plan is a post-employment benefit plan under which an entity pays fixed contributions into a separate entity such as the Central Provident Fund or pension on a mandatory, contractual or voluntary basis. The entity will have no legal or constructive obligation to pay further amounts once the contributions have been paid. Obligations for contributions to defined contribution pension plans are recognized as an employee benefit expense in the consolidated statement of operations and comprehensive income/loss in the periods during which services are rendered by employees. In 2010 and 2011, the Group, via its Singaporean subsidiary acquired in 2010, recorded an expense of $286,262 and $339,710 respectively.

Indonesian contribution plan

PT Linktone, the Group’s Indonesian subsidiary acquired in 2010, has a defined contribution pension program in which it had entered into a Cooperation Agreement Pension Benefit Service Program with the Financial Institution Pension Fund in October 2009 for an indefinite period of cooperation. The total provision for such employee benefits of $18,398 and $23,176 was charged to the statement of operations and comprehensive income/loss during the year ended December 31, 2010 and 2011, respectively.